AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 12, 2004
                                                 REGISTRATION NO. 333 - 104819


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933



                                ESSEX CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

  COMMONWEALTH OF VIRGINIA                                           54-0846569
(STATE OR OTHER JURISDICTION OF                 (I.R.S. EMPLOYER IDENTIFICATION
 INCORPORATION OR ORGANIZATION)                                         NUMBER)

                               9150 GUILFORD ROAD
                            COLUMBIA, MARYLAND 21046
                                 (301) 939-7000
                   (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE
                         NUMBER, INCLUDING AREA CODE, OF
                        REGISTRANT'S PRINCIPAL EXECUTIVE
                                    OFFICES)

                              LEONARD E. MOODISPAW
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                ESSEX CORPORATION
                               9150 GUILFORD ROAD
                            COLUMBIA, MARYLAND 21046

                                   COPIES TO:
                                 JOHN R. HEMPILL
                             MORRISON & FOERSTER LLP
                           1290 AVENUE OF THE AMERICAN
                            NEW YORK, NEW YORK 10104
                                 (212) 468-8082
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
  OF AGENT FOR SERVICE)

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after the effective date of this Registration Statement.
         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /
         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/
         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

                                INTRODUCTORY NOTE

         THIS POST-EFFECTIVE AMENDMENT NO. 2 TO FORM S-3 REMOVES FROM THIS REGISTRATION STATEMENT AND DEREGISTERS 17,634 SHARES OF COMMON STOCK OF ESSEX CORPORATION (THE "COMPANY") HELD BY GEF MANAGEMENT CORPORATION AND 534,166 SHARES OF COMMON STOCK OF THE COMPANY HELD BY GLOBAL ENVIRONMENT STRATEGIC TECHNOLOGY PARTNERS, LP THAT HAVE BEEN INCLUDED FOR REGISTRATION IN AMENDMENT NO. 1 TO THE FORM S-3 REGISTRATION STATEMENT (FILE NO. 333-120137) FILED BY THE COMPANY ON NOVEMBER 9, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Post Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Howard, State of Maryland, on November 12, 2004.

          SIGNATURE                                TITLE
        -------------                            ---------
              *
----------------------------
      H. JEFFREY LEONARD              Chairman of the Board

   /s/ LEONARD E. MOODISPAW
----------------------------          President, Chief Executive Officer, and
     LEONARD E. MOODISPAW             Director (principal executive officer)

     /s/ LISA G. JACOBSON
----------------------------          Executive Vice President, Chief Financial
       LISA G. JACOBSON               Officer (principal financial officer and
                                      principal accounting officer)

              *
----------------------------
        JOHN G. HANNON                Director

              *
----------------------------
       ROBERT W. HICKS                Director

              *
----------------------------
        RAY M. KEELER                 Director

----------------------------
      ANTHONY M. JOHNSON              Director

              *
----------------------------
       MARIE S. MINTON                Director

              *
----------------------------
       ARTHUR L. MONEY                Director

              *
----------------------------
       TERRY M. TURPIN                Director

                                      *By:  /S/ LEONARD E. MOODISPAW
                                       -----------------------------
                                                LEONARD E. MOODISPAW
                                                ATTORNEY-IN-FACT

o Pursuant to a power of attorney dated April 29, 2003 filed with the Registration Statement (No. 333-104819)